UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2010
CMSF CORP. (Exact name of registrant as specified in its charter)
California (State or other jurisdiction of incorporation)	1-12312 (Commission File Number)	95-3880130 (IRS Employer Identification No.)
980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (805) 290-4977
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.      Entry into a Material Definitive Agreement.

On May 24, 2010, CMSF Corp., a California corporation (“CMSF-California”) and its newly formed, wholly owned subsidiary, CMSF Corp., a Delaware corporation (“CMSF-Delaware”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which CMSF-California will merge with and into CMSF-Delaware, with CMSF-Delaware being the surviving entity (the “Reincorporation Merger”).  The closing of the Reincorporation Merger will take place immediately upon satisfaction by CMSF-Delaware of all requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pertaining to the Reincorporation Merger (the “Effective Time” of the Reincorporation Merger).  As a result of the Reincorporation Merger, the legal domicile of the surviving corporation will be Delaware.

The Merger Agreement and Reincorporation Merger were approved by CMSF-California’s board of directors and by the written consent of the holders of a majority of CMSF-California’s outstanding capital stock entitled to vote thereon.

Pursuant to the terms of the Merger Agreement, (i) CMSF-Delaware will succeed to and assume all the rights, liabilities and obligations of CMSF-California in accordance with the Delaware General Corporations Law and the California Corporations Code, (ii) the Certificate of Incorporation and Bylaws of CMSF-Delaware as in effect at the Effective Time of the Reincorporation Merger will become the Certificate of Incorporation and Bylaws of CMSF-Delaware, the surviving corporation, (iii) the directors and officers of CMSF-Delaware at the Effective Time of the Reincorporation Merger will become the officers and directors of CMSF-Delaware, the surviving corporation, and (iv) as of the Effective Time of the Merger, each issued and outstanding share of common stock of CMSF-California, no par value per share, will be converted into the right to receive one share of common stock, par value $0.000001 per share, of CMSF-Delaware.  Upon completion of the Reincorporation Merger, CMSF-Delaware, the surviving corporation, will continue to maintain its principal offices at 980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065.

Following the Reincorporation Merger, the securities of CMSF-Delaware will continue to be registered under Section 12(g) of the Exchange Act by virtue of Rule 12g-3 of the Exchange Act.

The foregoing description of the Merger Agreement is intended to be a summary and is qualified in its entirety by reference to such agreement, which is attached as Exhibit 10.1 and incorporated by reference as if fully set forth herein.

Section 9 - Financial Statements and Exhibits

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
10.1	Agreement and Plan of Merger, dated May 24, 2010, by and between CMSF Corp., a California corporation, and CMSF Corp., a Delaware corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      CMSF CORP.

                              Date: May 24, 2010                                                                                                      /s/ Stephen Crosson
                                                                  Stephen Crosson, Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
10.1	Agreement and Plan of Merger, dated May 24, 2010, by and between CMSF Corp., a California corporation, and CMSF Corp., a Delaware corporation.